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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8



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Section 7.3 Indenture                                                          Distribution Date:                       5/17/2004
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
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       952,746.67
            Class B Note Interest Requirement                       100,613.33
            Class C Note Interest Requirement                       193,600.00
                      Total                                       1,246,960.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.03111
            Class B Note Interest Requirement                          1.30667
            Class C Note Interest Requirement                          1.95556

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President


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